Exhibit 99.3













                                                               SUMMARY OF NET INCOME (LOSS) BY SEGMENT

                                                                           Millions of Dollars
                                             --------------------------------------------------------------------------------
                                                              2003                                    2004
                                             --------------------------------------------------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                             --------------------------------------------------------------------------------
Income (Loss) from Continuing Operations
  Before Accounting Changes
U.S. E&P                                          678     517     546     491  2,232      635     671     701     935  2,942
International E&P                                 447     560     421     500  1,928      622     683     719     736  2,760
-----------------------------------------------------------------------------------------------------------------------------
Total E&P                                       1,125   1,077     967     991  4,160    1,257   1,354   1,420   1,671  5,702
-----------------------------------------------------------------------------------------------------------------------------

Midstream                                          31      25      31      43    130       55      42      38     100    235
-----------------------------------------------------------------------------------------------------------------------------

U.S. R&M                                          275     248     416     176  1,115      403     734     505     484  2,126
International R&M                                 114      73      69      26    282       61      84     203     269    617
-----------------------------------------------------------------------------------------------------------------------------
Total R&M                                         389     321     485     202  1,397      464     818     708     753  2,743
-----------------------------------------------------------------------------------------------------------------------------

Lukoil Investment                                   -       -       -       -      -        -       -       -      74     74

Chemicals                                         (23)     12       7      11      7       39      46      81      83    249

Emerging Businesses                               (34)    (23)    (18)    (24)   (99)     (22)    (29)    (27)    (24)  (102)

Corporate and Other                              (225)   (316)   (223)   (238)(1,002)    (190)   (218)   (209)   (177)  (794)

-----------------------------------------------------------------------------------------------------------------------------
Consolidated                                    1,263   1,096   1,249     985  4,593    1,603   2,013   2,011   2,480  8,107
=============================================================================================================================

Cumulative Effect of Accounting Changes
U.S. E&P                                          142       -       -       -    142        -       -       -       -      -
International E&P                                   -       -       -       -      -        -       -       -       -      -
-----------------------------------------------------------------------------------------------------------------------------
Total E&P                                         142       -       -       -    142        -       -       -       -      -
-----------------------------------------------------------------------------------------------------------------------------

Midstream                                           -       -       -       -      -        -       -       -       -      -
-----------------------------------------------------------------------------------------------------------------------------

U.S. R&M                                         (125)      -       -       -   (125)       -       -       -       -      -
International R&M                                   -       -       -       -      -        -       -       -       -      -
-----------------------------------------------------------------------------------------------------------------------------
Total R&M                                        (125)      -       -       -   (125)       -       -       -       -      -
-----------------------------------------------------------------------------------------------------------------------------

Lukoil Investment                                   -       -       -       -      -        -       -       -       -      -

Chemicals                                           -       -       -       -      -        -       -       -       -      -

Emerging Businesses                                 -       -       -       -      -        -       -       -       -      -

Corporate and Other                              (112)      -       -       -   (112)       -       -       -       -      -

-----------------------------------------------------------------------------------------------------------------------------
Consolidated                                      (95)      -       -       -    (95)       -       -       -       -      -
=============================================================================================================================

Income (Loss) from Discontinued Operations
Corporate and Other                                53      91      57      36    237       13      62      (5)    (48)    22
=============================================================================================================================


Net Income (Loss)
U.S. E&P                                          820     517     546     491  2,374      635     671     701     935  2,942
International E&P                                 447     560     421     500  1,928      622     683     719     736  2,760
-----------------------------------------------------------------------------------------------------------------------------
Total E&P                                       1,267   1,077     967     991  4,302    1,257   1,354   1,420   1,671  5,702
-----------------------------------------------------------------------------------------------------------------------------

Midstream                                          31      25      31      43    130       55      42      38     100    235
-----------------------------------------------------------------------------------------------------------------------------

U.S. R&M                                          150     248     416     176    990      403     734     505     484  2,126
International R&M                                 114      73      69      26    282       61      84     203     269    617
-----------------------------------------------------------------------------------------------------------------------------
Total R&M                                         264     321     485     202  1,272      464     818     708     753  2,743
-----------------------------------------------------------------------------------------------------------------------------

Lukoil Investment                                   -       -       -       -      -        -       -       -      74     74

Chemicals                                         (23)     12       7      11      7       39      46      81      83    249

Emerging Businesses                               (34)    (23)    (18)    (24)   (99)     (22)    (29)    (27)    (24)  (102)

Corporate and Other                              (284)   (225)   (166)   (202)  (877)    (177)   (156)   (214)   (225)  (772)

-----------------------------------------------------------------------------------------------------------------------------
Consolidated                                    1,221   1,187   1,306   1,021  4,735    1,616   2,075   2,006   2,432  8,129
=============================================================================================================================





                                                                                                                 Page 1 of 11


                                                       INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

                                                                           Millions of Dollars
                                             --------------------------------------------------------------------------------
                                                              2003                                    2004
                                             --------------------------------------------------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                             --------------------------------------------------------------------------------


Income from Continuing Operations
  Before Income Taxes
U.S. E&P                                        1,050     803     853     757  3,463      987   1,049   1,057   1,433  4,526
International E&P                               1,260     967   1,029     941  4,197    1,410   1,360   1,654   1,684  6,108
-----------------------------------------------------------------------------------------------------------------------------
Total E&P                                       2,310   1,770   1,882   1,698  7,660    2,397   2,409   2,711   3,117 10,634
-----------------------------------------------------------------------------------------------------------------------------

Midstream                                          51      42      50      70    213       86      66      62     158    372
-----------------------------------------------------------------------------------------------------------------------------

U.S. R&M                                          453     396     639     279  1,767      636   1,149     803     772  3,360
International R&M                                 150      94      86      16    346       79     111     268     356    814
-----------------------------------------------------------------------------------------------------------------------------
Total R&M                                         603     490     725     295  2,113      715   1,260   1,071   1,128  4,174
-----------------------------------------------------------------------------------------------------------------------------

Lukoil Investment                                   -       -       -       -      -        -       -       -      74     74

Chemicals                                         (44)     15      10      14     (5)      49      56      99     109    313

Emerging Businesses                               (51)    (34)    (29)    (36)  (150)     (34)    (42)    (44)    (34)  (154)

Corporate and Other                              (300)   (502)   (328)   (364)(1,494)    (249)   (279)   (239)   (277)(1,044)

-----------------------------------------------------------------------------------------------------------------------------
Consolidated                                    2,569   1,781   2,310   1,677  8,337    2,964   3,470   3,660   4,275 14,369
=============================================================================================================================


Income from Continuing Operations
  Effective Tax Rates
U.S. E&P                                         35.4%   35.6%   36.0%   35.1%  35.5%    35.7%   36.0%   33.7%   34.8%  35.0%
International E&P                                64.5%   42.1%   59.1%   46.9%  54.1%    55.9%   49.8%   56.5%   56.3%  54.8%
-----------------------------------------------------------------------------------------------------------------------------
Total E&P                                        51.3%   39.2%   48.6%   41.6%  45.7%    47.6%   43.8%   47.6%   46.4%  46.4%
-----------------------------------------------------------------------------------------------------------------------------

Midstream                                        39.2%   40.5%   38.0%   38.6%  39.0%    36.0%   36.4%   38.7%   36.7%  36.8%
-----------------------------------------------------------------------------------------------------------------------------

U.S. R&M                                         39.3%   37.4%   34.9%   36.9%  36.9%    36.6%   36.1%   37.1%   37.3%  36.7%
International R&M                                24.0%   22.3%   19.8%  -62.5%  18.5%    22.8%   24.3%   24.3%   24.4%  24.2%
-----------------------------------------------------------------------------------------------------------------------------
Total R&M                                        35.5%   34.5%   33.1%   31.5%  33.9%    35.1%   35.1%   33.9%   33.2%  34.3%
-----------------------------------------------------------------------------------------------------------------------------

Lukoil Investment                                 n/a     n/a     n/a     n/a    n/a      n/a     n/a     n/a     0.0%   0.0%

Chemicals                                        47.7%   20.0%   30.0%   21.4% 240.0%    20.4%   17.9%   18.2%   23.9%  20.4%

Emerging Businesses                              33.3%   32.4%   37.9%   33.3%  34.0%    35.3%   31.0%   38.6%   29.4%  33.8%

Corporate and Other                              25.0%   37.1%   32.0%   34.6%  32.9%    23.7%   21.9%   12.6%   36.1%  23.9%

-----------------------------------------------------------------------------------------------------------------------------
Consolidated                                     50.8%   38.5%   45.9%   41.3%  44.9%    45.9%   42.0%   45.1%   42.0%  43.6%
=============================================================================================================================




                                                                                                                 Page 2 of 11



                                                CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)

                                                                           Millions of Dollars
                                             --------------------------------------------------------------------------------
                                                              2003                                    2004
                                             --------------------------------------------------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                             --------------------------------------------------------------------------------
U.S. E&P
Gain (loss) on asset sales                          -      16      65       -     81        -       -       -       -      -
Property impairments                                -     (14)    (10)    (18)   (42)      (3)      -       -      (9)   (12)
Tax credit utilization                              -       -       -       -      -        -       -      22      28     50
Insurance premium adjustment                        -       -       -       -      -        -       -       -     (17)   (17)
Pending claims and settlements                      -     (20)      -       -    (20)       -       -       -       -      -
-----------------------------------------------------------------------------------------------------------------------------
  Total                                             -     (18)     55     (18)    19       (3)      -      22       2     21
-----------------------------------------------------------------------------------------------------------------------------

International E&P
Gain (loss) on asset sales                          -       -      33       -     33       56     (13)      -       -     43
Property impairments                              (12)    (32)      -     (18)   (62)       -       -      (1)    (29)   (30)
Insurance premium adjustment                        -       -       -       -      -        -       -       -     (17)   (17)
Canada tax law change                               -       -       -      95     95        -      31       -      41     72
Norway Removal Grant Act (1986) repeal*             -      87       -       -     87        -       -       -       -      -
Bayu-Undan ownership realignment                    -      51       -       -     51        -       -       -       -      -
Angola leasehold impairment                         -       -       -      12     12        -       -       -       -      -
-----------------------------------------------------------------------------------------------------------------------------
  Total                                           (12)    106      33      89    216       56      18      (1)     (5)    68
-----------------------------------------------------------------------------------------------------------------------------

Total E&P                                         (12)     88      88      71    235       53      18      21      (3)    89
-----------------------------------------------------------------------------------------------------------------------------

Midstream
Property impairments                                -       -       -       -      -      (12)    (10)      -       -    (22)
-----------------------------------------------------------------------------------------------------------------------------
  Total                                             -       -       -       -      -      (12)    (10)      -       -    (22)
-----------------------------------------------------------------------------------------------------------------------------

U.S. R&M
Property impairments                                -       -       -      (1)    (1)      (5)      -      (6)    (28)   (39)
Insurance premium adjustment                        -       -       -       -      -        -       -       -      (6)    (6)
Pending claims and settlements                      -       -       -       -      -        -       -     (34)      -    (34)
-----------------------------------------------------------------------------------------------------------------------------
  Total                                             -       -       -      (1)    (1)      (5)      -     (40)    (34)   (79)
-----------------------------------------------------------------------------------------------------------------------------

International R&M
Gain (loss) on asset sales                          -       -       -       -      -        -       -       -       -      -
Property impairments                                -       -       -       -      -        -       -       -       -      -
Other                                               -       -       -       -      -        -       -       -       -      -
-----------------------------------------------------------------------------------------------------------------------------
  Total                                             -       -       -       -      -        -       -       -       -      -
-----------------------------------------------------------------------------------------------------------------------------

Total R&M                                           -       -       -      (1)    (1)      (5)      -     (40)    (34)   (79)
-----------------------------------------------------------------------------------------------------------------------------

Lukoil Investment
                                                    -       -       -       -      -        -       -       -       -      -
-----------------------------------------------------------------------------------------------------------------------------
  Total                                             -       -       -       -      -        -       -       -       -      -
-----------------------------------------------------------------------------------------------------------------------------

Chemicals
                                                    -       -       -       -      -        -       -       -       -      -
-----------------------------------------------------------------------------------------------------------------------------
  Total                                             -       -       -       -      -        -       -       -       -      -
-----------------------------------------------------------------------------------------------------------------------------

Emerging Businesses
                                                    -       -       -       -      -        -       -       -       -      -
-----------------------------------------------------------------------------------------------------------------------------
  Total                                             -       -       -       -      -        -       -       -       -      -
-----------------------------------------------------------------------------------------------------------------------------

Corporate and Other
Insurance demutualization benefits                 34       -       -       -     34        -       -       -       -      -
Property impairments                                -      (3)      -       -     (3)       -       -       -       -      -
Merger-related expenses                           (27)   (115)    (41)    (40)  (223)     (14)      -       -       -    (14)
Premium on early debt retirement                  (10)     (9)      -     (34)   (53)       -       -     (43)      -    (43)
Other                                               -       -       -       -      -        -       -       -       -      -
-----------------------------------------------------------------------------------------------------------------------------
  Total                                            (3)   (127)    (41)    (74)  (245)     (14)      -     (43)      -    (57)
-----------------------------------------------------------------------------------------------------------------------------

Total Company                                     (15)    (39)     47      (4)   (11)      22       8     (62)    (37)   (69)
=============================================================================================================================
  * Net of $21 million of property impairments.


                                                                                                                 Page 3 of 11


                                                                          CASH FLOW INFORMATION

                                                                           Millions of Dollars
                                             --------------------------------------------------------------------------------
                                                              2003                                    2004
                                             --------------------------------------------------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                             --------------------------------------------------------------------------------

Cash Flows from Operating Activities
  Income from continuing operations             1,263   1,096   1,249     985  4,593    1,603   2,013   2,011   2,480  8,107
  DD&A and property impairments                   887   1,003     876     971  3,737      949     932     950   1,131  3,962
  Dry hole costs and leasehold impairments         40      54      75     131    300       87     105     150      75    417
  Accretion on discounted liabilities              33      35      39      38    145       36      41      49      45    171
  Deferred income taxes                           243      10      80      68    401      360     310     328      90  1,088
  Undistributed equity earnings                    18     (66)   (143)    132    (59)    (181)    (97)   (263)   (236)  (777)
  Net (gain) loss on asset dispositions           (56)    (28)   (142)     15   (211)     (82)     (6)      6     (34)  (116)
  Other                                            56     (94)    (88)   (202)  (328)      70      65     (30)   (295)  (190)
  Net working capital changes                     636      16      51    (114)   589     (777) (1,101)  1,267     (69)  (680)
  Discontinued operations                           -     120      61       8    189        8      14     (55)     10    (23)
-----------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by
  Operating Activities                          3,120   2,146   2,058   2,032  9,356    2,073   2,276   4,413   3,197 11,959
-----------------------------------------------------------------------------------------------------------------------------

Cash Flows from Investing Activities
  Capital expenditures and investments:
    E&P                                        (1,012) (1,167) (1,109) (1,220)(4,508)  (1,210) (1,239) (1,248) (1,552)(5,249)
    Midstream                                      (2)     (2)     (2)     (4)   (10)      (3)     (2)     (1)     (1)    (7)
    R&M                                          (203)   (245)   (302)   (429)(1,179)    (215)   (278)   (277)   (574)(1,344)
    Lukoil Investment                               -       -       -       -      -        -       -       -  (2,649)(2,649)
    Chemicals                                       -       -       -       -      -        -       -       -       -      -
    Emerging Businesses                           (66)    (98)    (60)    (60)  (284)     (28)    (27)    (19)     (1)   (75)
    Corporate and Other                           (25)    (45)    (47)    (71)  (188)     (25)    (38)    (49)    (60)  (172)
-----------------------------------------------------------------------------------------------------------------------------
      Total capital expend. & investments      (1,308) (1,557) (1,520) (1,784)(6,169)  (1,481) (1,584) (1,594) (4,837)(9,496)
  Acquisitions - adoption & application of
   FIN 46                                         225       -       -       -    225        -       -      11       -     11
  Proceeds from asset dispositions                125     466     913   1,155  2,659      449     905      73     164  1,591
  Long-term advances to/collections from
    affiliates and other investments              (28)     (8)     38      21     23      (44)      9      30     112    107
  Discontinued operations                         (26)     (5)    (28)   (177)  (236)      (1)     (1)      -       1     (1)
-----------------------------------------------------------------------------------------------------------------------------
Net Cash Used for Investing Activities         (1,012) (1,104)   (597)   (785)(3,498)  (1,077)   (671) (1,480) (4,560)(7,788)
-----------------------------------------------------------------------------------------------------------------------------

Cash Flows from Financing Activities
  Net issuance (repayment) of debt             (1,569)   (709) (1,514) (1,019)(4,811)    (722) (1,361)   (221)   (471)(2,775)
  Issuance of stock                                19      14      20      55    108      112      95      62     161    430
  Dividends                                      (271)   (272)   (272)   (292)(1,107)    (294)   (296)   (296)   (346)(1,232)
  Other                                            (8)     19      64      36    111       89      94     (66)     61    178
-----------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by (Used for)
  Financing Activities                         (1,829)   (948) (1,702) (1,220)(5,699)    (815) (1,468)   (521)   (595)(3,399)
-----------------------------------------------------------------------------------------------------------------------------

Effect of Exchange Rate Changes                    57      13     (26)    (20)    24      (12)      8      47      82    125
-----------------------------------------------------------------------------------------------------------------------------

Net Change in Cash
  and Cash Equivalents                            336     107    (267)      7    183      169     145   2,459  (1,876)   897
Cash and cash equivalents
  at beginning of period                          307     643     750     483    307      490     659     804   3,263    490
-----------------------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents
  at End of Period                                643     750     483     490    490      659     804   3,263   1,387  1,387
=============================================================================================================================


                                                                                                                 Page 4 of 11



                                                                                  TOTAL E&P

                                                              2003                                    2004
                                             --------------------------------------------------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                             --------------------------------------------------------------------------------

E&P Net Income ($ Millions)                     1,267   1,077     967     991  4,302    1,257   1,354   1,420   1,671  5,702
=============================================================================================================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)                1,626   1,641   1,561   1,611  1,609    1,611   1,563   1,484   1,596  1,563
-----------------------------------------------------------------------------------------------------------------------------
E&P segment plus Lukoil Investment segment:     1,626   1,641   1,561   1,611  1,609    1,611   1,563   1,484   1,746  1,601
-----------------------------------------------------------------------------------------------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated                                    880     850     793     806    832      828     809     733     821    797
  Equity affiliates                                55     117     120     116    102      113     104     111     103    108
-----------------------------------------------------------------------------------------------------------------------------
    Total                                         935     967     913     922    934      941     913     844     924    905
=============================================================================================================================
Sales of crude oil produced (MB/D)                913     996     914     921    936      927     888     875     903    898
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids (MB/D)                         71      72      62      72     69       76      79      87      92     84
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas (MMCF/D)
  Consolidated                                  3,605   3,485   3,373   3,581  3,510    3,415   3,299   3,179   3,356  3,312
  Equity affiliates                                12      11      11      12     12        9       4       4       4      5
-----------------------------------------------------------------------------------------------------------------------------
    Total                                       3,617   3,496   3,384   3,593  3,522    3,424   3,303   3,183   3,360  3,317
=============================================================================================================================

Canadian Syncrude (MB/D)                           17      19      22      18     19       23      20      22      20     21
-----------------------------------------------------------------------------------------------------------------------------

Industry Prices (Platt's)
Crude Oil ($/bbl)
  WTI spot                                      34.06   29.02   30.18   31.17  31.11    35.23   38.31   43.86   48.29  41.42
  Brent dated                                   31.51   26.03   28.41   29.42  28.84    31.95   35.36   41.54   44.00  38.21
Natural Gas--Henry Hub 1st of month ($/mcf)      6.58    5.40    4.97    4.60   5.39     5.69    6.00    5.75    7.07   6.13
-----------------------------------------------------------------------------------------------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated                                  31.27   26.33   28.15   28.43  28.54    32.08   35.32   40.41   42.79  37.65
  Equity affiliates*                            20.69   17.36   20.63   18.14  19.01    19.27   25.48   26.19   26.55  24.18
  Total*                                        30.69   25.25   27.12   27.27  27.52    30.44   34.17   38.78   40.96  36.06
-----------------------------------------------------------------------------------------------------------------------------
 * Certain amounts in 2003 and first three quarters of 2004 restated to conform to current period presentation.

Natural Gas Liquids ($/bbl)                     24.65   19.73   20.10   23.36  21.95    25.43   26.71   30.73   35.37  30.02
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas ($/mcf)
  Consolidated                                   4.50    3.99    3.84    3.99   4.08     4.41    4.43    4.48    5.13   4.62
  Equity affiliates                              4.82    4.89    4.12    3.96   4.44     3.91    0.31    0.31    0.25   2.19
  Total                                          4.50    3.99    3.84    3.99   4.08     4.41    4.43    4.48    5.13   4.61
-----------------------------------------------------------------------------------------------------------------------------

Exploration Charges ($ Millions)
  Dry Holes                                        20      30      39      78    167       67      42      82      51    242
  Lease Impairments                                20      24      36      53    133       20      63      68      24    175
-----------------------------------------------------------------------------------------------------------------------------
    Total Non-Cash Charges                         40      54      75     131    300       87     105     150      75    417
  Other (G&G and Lease Rentals)                    76      88      57      80    301       56      58      55     117    286
-----------------------------------------------------------------------------------------------------------------------------
Total Exploration Charges                         116     142     132     211    601      143     163     205     192    703
=============================================================================================================================

Depreciation, Depletion and
  Amortization ($ Millions)                       662     652     653     695  2,662      704     720     711     783  2,918
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                 Page 5 of 11


                                                                                  U.S. E&P

                                                              2003                                    2004
                                             --------------------------------------------------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             --------------------------------------------------------------------------------

U.S. E&P Net Income ($ Millions)                  820     517     546     491  2,374      635     671     701     935  2,942
=============================================================================================================================

 Alaska ($ Millions)                              508     302     302     333  1,445      403     397     451     581  1,832
-----------------------------------------------------------------------------------------------------------------------------
 Lower 48 ($ Millions)                            312     215     244     158    929      232     274     250     354  1,110
-----------------------------------------------------------------------------------------------------------------------------

Production
Total U.S. (MBOE/D)                               700     683     651     664    674      659     637     579     642    629
-----------------------------------------------------------------------------------------------------------------------------

Crude Oil and Condensate (MB/D)
  Alaska                                          337     331     314     318    325      320     307     253     313    298
  Lower 48                                         60      57      51      50     54       53      52      50      50     51
-----------------------------------------------------------------------------------------------------------------------------
    Total                                         397     388     365     368    379      373     359     303     363    349
=============================================================================================================================
Sales of crude oil produced (MB/D)                391     389     369     372    380      373     354     312     356    349
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids (MB/D)*
  Alaska                                           26      23      19      24     23       26      23      19      24     23
  Lower 48                                         22      26      25      27     25       24      26      26      26     26
-----------------------------------------------------------------------------------------------------------------------------
    Total                                          48      49      44      51     48       50      49      45      50     49
=============================================================================================================================
 *Includes reinjection volumes sold lease-to-
  lease:                                           15      14      13      16     15       16      15      10      14     14
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas (MMCF/D)
  Alaska                                          189     162     180     205    184      185     147     164     163    165
  Lower 48                                      1,338   1,311   1,271   1,264  1,295    1,233   1,226   1,220   1,214  1,223
-----------------------------------------------------------------------------------------------------------------------------
    Total                                       1,527   1,473   1,451   1,469  1,479    1,418   1,373   1,384   1,377  1,388
=============================================================================================================================

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Alaska
    North Slope                                 25.95   21.70   22.82   23.17  23.41    28.00   31.69   35.66   39.53  33.61
-----------------------------------------------------------------------------------------------------------------------------
    West Coast                                  31.47   27.19   28.31   28.51  28.87    32.93   36.53   40.48   44.37  38.47
-----------------------------------------------------------------------------------------------------------------------------
  Lower 48                                      31.48   27.34   27.94   28.02  28.76    31.86   34.39   39.56   42.30  36.95
-----------------------------------------------------------------------------------------------------------------------------
  Total U.S.                                    31.47   27.21   28.26   28.45  28.85    32.78   36.22   40.33   44.08  38.25
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids ($/bbl)
  Alaska                                        31.32   27.24   28.42   28.82  29.04    32.93   36.38   40.52   43.78  38.64
-----------------------------------------------------------------------------------------------------------------------------
  Lower 48                                      22.13   17.77   19.71   20.81  20.02    24.19   25.82   29.40   32.80  28.14
-----------------------------------------------------------------------------------------------------------------------------
  Total U.S.                                    24.96   20.25   21.31   22.85  22.30    26.80   28.38   32.22   36.21  31.05
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas ($/mcf)
  Alaska                                         1.97    1.88    1.33    1.88   1.76     2.54    2.31    2.22    2.23   2.35
-----------------------------------------------------------------------------------------------------------------------------
  Lower 48                                       5.53    4.77    4.61    4.32   4.81     5.00    5.49    5.29    6.04   5.46
-----------------------------------------------------------------------------------------------------------------------------
  Total U.S.                                     5.40    4.63    4.45    4.18   4.67     4.88    5.35    5.19    5.92   5.33
-----------------------------------------------------------------------------------------------------------------------------

Kenai, Alaska LNG Sales
  Volume (MMCF/D)                                 130      91     121     140    121      118      82     115     107    105
-----------------------------------------------------------------------------------------------------------------------------
  Sales price per MCF                            4.38    4.56    4.46    4.44   4.45     4.51    4.80    5.06    5.25   4.90
-----------------------------------------------------------------------------------------------------------------------------

U.S. Exploration Charges ($ Millions)
  Dry Holes                                        16       3       9      48     76       32      32      (5)      -     59
  Lease Impairments                                13      12      10      12     47       11      11      10      10     42
-----------------------------------------------------------------------------------------------------------------------------
    Total Non-Cash Charges                         29      15      19      60    123       43      43       5      10    101
  Other (G&G and Lease Rentals)                    28      22      23       8     81       15      19      15      37     86
-----------------------------------------------------------------------------------------------------------------------------
Total U.S. Exploration Charges                     57      37      42      68    204       58      62      20      47    187
=============================================================================================================================
Alaska Only                                        25      10      11       9     55       17      43       7      14     81
-----------------------------------------------------------------------------------------------------------------------------

Depreciation, Depletion and
  Amortization ($ Millions)
    Alaska                                        124     135     130     127    516      119     125     122     144    510
    Lower 48                                      151     150     156     134    591      146     145     157     150    598
-----------------------------------------------------------------------------------------------------------------------------
      Total U.S.                                  275     285     286     261  1,107      265     270     279     294  1,108
=============================================================================================================================

                                                                                                                 Page 6 of 11


                                                                               INTERNATIONAL E&P

                                                              2003                                    2004
                                             --------------------------------------------------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                             --------------------------------------------------------------------------------
International E&P
  Net Income ($ Millions)                         447     560     421     500  1,928      622     683     719     736  2,760
=============================================================================================================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)                  926     958     910     947    935      952     926     905     954    934
-----------------------------------------------------------------------------------------------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    Norway                                        226     214     207     205    213      215     212     189     211    207
    United Kingdom                                 87      82      67      72     77       67      64      59      66     64
    Canada                                         33      31      29      28     30       27      25      24      24     25
    China                                          23      27      25      28     26       32      28      25      17     25
    Indonesia                                      21      17      16      10     16       15      14      14      18     15
    Vietnam                                        16      15      11      22     16       31      31      35      33     33
    Timor Sea                                       3       3       3       3      3        5      15      29      34     21
    Other                                          74      73      70      70     72       63      61      55      55     58
  Equity affiliates                                55     117     120     116    102      113     104     111     103    108
-----------------------------------------------------------------------------------------------------------------------------
  Total                                           538     579     548     554    555      568     554     541     561    556
=============================================================================================================================
Sales of crude oil produced (MB/D)                522     607     545     549    556      554     534     563     547    549
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids (MB/D)
  Norway                                            8       7       7       8      7        9       8       8       9      8
  Canada                                           11      11       9      10     10       10      10      10      11     10
  Other                                             4       5       2       3      4        7      12      24      22     17
-----------------------------------------------------------------------------------------------------------------------------
  Total                                            23      23      18      21     21       26      30      42      42     35
=============================================================================================================================

Natural Gas (MMCF/D)
  Consolidated
    Norway                                        305     273     216     307    275      319     303     274     306    301
    United Kingdom                              1,002     952     853     954    940      879     821     720     852    818
    Canada                                        436     424     448     431    435      428     437     425     442    433
    Timor Sea                                      61      61      61      56     60       40      32      35      35     35
    Indonesia                                     224     246     275     275    255      248     237     248     266    250
    Vietnam                                         -       -       -      12      3       17      15      15      19     16
    Other                                          50      56      69      77     63       66      81      78      59     71
  Equity affiliates                                12      11      11      12     12        9       4       4       4      5
-----------------------------------------------------------------------------------------------------------------------------
    Total                                       2,090   2,023   1,933   2,124  2,043    2,006   1,930   1,799   1,983  1,929
=============================================================================================================================

Canadian Syncrude (MB/D)                           17      19      22      18     19       23      20      22      20     21
-----------------------------------------------------------------------------------------------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    Norway                                      32.72   26.28   29.08   29.08  29.24    32.13   34.72   40.70   41.82  37.55
    United Kingdom                              30.11   24.34   28.32   28.29  27.70    31.27   34.19   39.57   44.79  37.00
    Canada                                      28.40   23.61   24.15   23.71  25.06    28.95   30.58   36.16   38.44  32.92
    China                                       28.87   26.51   26.38   28.56  27.55    29.91   33.02   37.99   32.87  33.31
    Indonesia                                   29.35   24.54   26.32   26.52  26.88    32.21   36.20   42.71   45.43  39.21
    Vietnam                                     30.26   27.54   27.12   30.88  29.21    31.76   36.42   41.36   42.94  38.31
    Timor Sea                                   32.43   27.38   28.25   29.75  29.37    35.49   37.32   46.65   45.95  43.91
    Other                                       30.16   25.44   27.42   27.94  27.68    30.89   34.87   39.54   39.28  36.05
  Equity affiliates*                            20.69   17.36   20.63   18.14  19.01    19.27   25.48   26.19   26.55  24.18
  Total*                                        30.11   23.99   26.35   26.47  26.61    28.86   32.81   37.92   38.93  34.67
-----------------------------------------------------------------------------------------------------------------------------
 * 2003 and first three quarters of 2004 restated to conform to current period presentation.
Natural Gas Liquids ($/bbl)
  Norway                                        21.85   18.13   18.50   22.96  20.27    24.34   24.22   27.79   37.64  28.92
  Canada                                        26.11   20.78   23.55   25.27  23.93    26.38   28.58   31.15   36.61  30.77
  Other                                         23.40   16.73   14.18   25.13  16.48    18.43   21.24   29.50   32.17  27.79
  Total                                         24.22   18.96   18.23   24.35  21.39    23.53   24.69   29.53   34.59  28.96
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas ($/mcf)
  Consolidated
    Norway                                       3.66    3.86    4.21    4.09   3.94     4.37    3.99    4.12    4.45   4.24
    United Kingdom                               3.52    3.33    2.98    4.13   3.50     4.04    3.47    3.79    4.76   4.03
    Canada                                       5.42    4.34    4.17    4.02   4.48     4.88    5.01    4.64    5.43   5.00
    Timor Sea                                    0.43    0.42    0.45    0.42   0.43     0.43    0.45    0.46    0.49   0.46
    Indonesia                                    4.66    4.16    4.35    4.21   4.33     4.38    4.28    5.02    4.74   4.61
    Vietnam                                         -       -       -    1.04   1.04     1.10    0.99    1.01    1.05   1.04
    Other                                        0.54    0.54    0.54    0.68   0.58     0.66    0.59    0.62    0.97   0.69
  Equity affiliates                              4.82    4.89    4.12    3.96   4.44     3.91    0.31    0.31    0.25   2.19
  Total                                          3.90    3.56    3.42    3.87   3.69     4.11    3.81    3.98    4.63   4.14
-----------------------------------------------------------------------------------------------------------------------------

International Exploration Charges ($ Millions)
  Dry Holes                                         4      27      30      30     91       35      10      87      51    183
  Lease Impairments                                 7      12      26      41     86        9      52      58      14    133
-----------------------------------------------------------------------------------------------------------------------------
    Total Non-Cash Charges                         11      39      56      71    177       44      62     145      65    316
  Other (G&G and Lease Rentals)                    48      66      34      72    220       41      39      40      80    200
-----------------------------------------------------------------------------------------------------------------------------
Total International Exploration Charges            59     105      90     143    397       85     101     185     145    516
=============================================================================================================================

Depreciation, Depletion and
  Amortization ($ Millions)                       387     367     367     434  1,555      439     450     432     489  1,810
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                 Page 7 of 11


                                                                                    R&M

                                                              2003                                    2004
                                             --------------------------------------------------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                             --------------------------------------------------------------------------------

R&M Net Income ($ Millions)                       264     321     485     202  1,272      464     818     708     753  2,743
=============================================================================================================================

 United States ($ Millions)                       150     248     416     176    990      403     734     505     484  2,126
-----------------------------------------------------------------------------------------------------------------------------
 International ($ Millions)                       114      73      69      26    282       61      84     203     269    617
-----------------------------------------------------------------------------------------------------------------------------

Market Indicators
U.S. East Coast Crack Spread ($/bbl)             6.16    3.46    6.37    4.98   5.24     6.87    9.14    7.00    5.73   7.19
U.S. Gulf Coast Crack Spread ($/bbl)             5.64    3.65    5.38    3.72   4.60     6.36    9.17    6.33    4.09   6.49
U.S. Group Central Crack Spread ($/bbl)          6.12    6.96    8.32    5.34   6.69     6.91   11.65    8.09    5.52   8.04
U.S. West Coast Crack Spread ($/bbl)            12.79   11.39   14.00   11.44  12.41    16.10   24.13   17.92   17.25  18.85
U.S. Weighted 3:2:1 Crack Spread ($/bbl)         6.99    5.86    7.84    5.67   6.59     8.39   12.60    9.10    7.24   9.33
NW Europe Crack Spread ($/bbl)                   5.68    3.17    3.11    3.20   3.79     2.56    5.13    3.90    3.90   3.87
Singapore 3:2:1Crack Spread ($/bbl)              8.16    4.65    5.64    7.12   6.39    10.33    9.48   13.11   17.22  12.54
U.S. Wholesale Gasoline Mktg Mrgn ($/bbl)        1.53    2.36    2.15    1.45   1.87     0.69    1.83    1.50    1.97   1.50
-----------------------------------------------------------------------------------------------------------------------------

Realized Margins
Refining Margin ($/bbl)
  U.S.                                           6.46    5.34    6.39    5.56   5.93     7.12    9.88    8.84    8.38   8.56
  International                                  6.00    3.67    4.38    3.61   4.44     5.51    7.24    9.01   10.78   8.40
-----------------------------------------------------------------------------------------------------------------------------
Marketing Margin ($/bbl)
  U.S.                                           1.86    2.62    2.17    1.75   2.10     1.08    1.49    1.15    1.85   1.24
  International                                  7.09    9.06    7.82    6.41   7.59     6.50    8.20    7.69    8.13   7.66
-----------------------------------------------------------------------------------------------------------------------------

Depreciation, Depletion and
  Amortization ($ Millions)                       167     174     174     174    689      186     172     202     212    772
-----------------------------------------------------------------------------------------------------------------------------

Turnaround Expense ($ Millions)                    60      38      19      63    180       59      78      57      73    267
-----------------------------------------------------------------------------------------------------------------------------

Eastern U.S.
Crude Oil Charge Input (MB/D)                     415     435     428     421    425      413     375     368     346    375
Total Charge Input (MB/D)                         466     488     468     442    466      440     421     415     407    421
Crude Oil Capacity Utilization (%)                 97%    101%    100%     98%    99%      96%     87%     87%     82%    88%
Clean Product Yield (%)                            88%     84%     86%     88%    86%      87%     84%     87%     90%    87%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)                     668     702     708     680    690      699     709     617     689    678
Total Charge Input (MB/D)                         771     797     803     782    788      774     789     717     779    765
Crude Oil Capacity Utilization (%)                 93%     98%     99%     95%    96%      97%     99%     88%     98%    96%
Clean Product Yield (%)                            82%     78%     80%     78%    79%      79%     75%     78%     82%    78%
-----------------------------------------------------------------------------------------------------------------------------

Central U.S.
Crude Oil Charge Input (MB/D)                     573     632     556     584    586      601     638     634     583    614
Total Charge Input (MB/D)                         601     654     584     614    613      636     673     669     614    648
Crude Oil Capacity Utilization (%)                 91%    101%     88%     93%    93%      96%    102%     99%     91%    97%
Clean Product Yield (%)                            84%     82%     81%     86%    83%      83%     83%     85%     84%    84%
-----------------------------------------------------------------------------------------------------------------------------

Western U.S.
Crude Oil Charge Input (MB/D)                     352     359     391     389    373      392     397     392     387    392
Total Charge Input (MB/D)                         365     374     408     410    390      409     419     409     409    412
Crude Oil Capacity Utilization (%)                 90%     91%    100%     99%    95%     100%    101%     99%     98%    99%
Clean Product Yield (%)                            82%     81%     83%     83%    82%      81%     81%     82%     83%    82%
-----------------------------------------------------------------------------------------------------------------------------

TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)                   2,008   2,128   2,083   2,074  2,074    2,105   2,119   2,011   2,005  2,059
Total Charge Input (MB/D)                       2,203   2,313   2,263   2,248  2,257    2,259   2,302   2,210   2,209  2,246
Crude Oil Capacity Utilization (%)                 93%     98%     96%     96%    96%      97%     98%     93%     93%    95%
Clean Product Yield (%)                            84%     81%     82%     83%    82%      82%     80%     82%     84%    82%
-----------------------------------------------------------------------------------------------------------------------------

Refined Products Production (MB/D)
Gasoline                                        1,060   1,077   1,070   1,061  1,067    1,059   1,043   1,060   1,072  1,059
Distillates                                       590     615     591     591    597      604     591     574     619    597
Aviation Fuel                                     190     173     200     195    189      167     177     164     158    167
Other                                             414     492     461     423    448      415     489     400     383    422
-----------------------------------------------------------------------------------------------------------------------------
  Total                                         2,254   2,357   2,322   2,270  2,301    2,245   2,300   2,198   2,232  2,245
=============================================================================================================================

Petroleum Products Sales (MB/D)
Gasoline                                        1,331   1,381   1,398   1,365  1,369    1,315   1,328   1,366   1,415  1,356
Distillates                                       600     590     580     530    575      570     538     544     562    553
Aviation Fuel                                     164     164     197     193    180      178     191     200     195    191
Other                                             509     493     497     474    492      517     573     553     613    564
-----------------------------------------------------------------------------------------------------------------------------
  Total                                         2,604   2,628   2,672   2,562  2,616    2,580   2,630   2,663   2,785  2,664
=============================================================================================================================

                                                                                                                 Page 8 of 11



                                                                              R&M (continued)

                                                              2003                                    2004
                                             --------------------------------------------------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                             --------------------------------------------------------------------------------

International - Consolidated - United Kingdom and Ireland
Crude Oil Charge Input (MB/D)                     299     280     288     269    283      289     197     291     298    269
Total Charge Input (MB/D)                         301     286     296     280    291      299     216     300     308    280
Crude Oil Capacity Utilization (%)                 98%     92%     94%     88%    93%      94%     64%    100%    102%    90%
Clean Product Yield (%)                            84%     83%     84%     84%    84%      84%     81%     83%     81%    82%
-----------------------------------------------------------------------------------------------------------------------------

International - Equity Affiliates - Net Share*
Crude Oil Charge Input (MB/D)                     134     132     129     128    131      120     112     134     140    127
Total Charge Input (MB/D)                         137     135     134     131    134      121     113     138     145    130
Crude Oil Capacity Utilization (%)                 98%     97%     95%     94%    96%      87%     81%     99%    103%    92%
Clean Product Yield (%)                            82%     83%     81%     82%    82%      82%     83%     81%     81%    82%
-----------------------------------------------------------------------------------------------------------------------------

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)                     433     412     417     397    414      409     309     425     438    396
Total Charge Input (MB/D)                         438     421     430     411    425      420     329     438     453    410
Crude Oil Capacity Utilization (%)                 98%     93%     94%     90%    94%      92%     69%     99%    102%    91%
Clean Product Yield (%)                            83%     83%     83%     84%    83%      84%     82%     82%     81%    82%
-----------------------------------------------------------------------------------------------------------------------------

Refined Products Production (MB/D)
Gasoline                                          142     132     139     125    134      124     109     138     144    129
Distillates                                       183     177     185     154    175      181     136     190     190    174
Aviation Fuel                                      24      15      19      21     20       24      16      22      25     22
Other                                              87      83      70      95     83       81      57      89      94     80
-----------------------------------------------------------------------------------------------------------------------------
  Total                                           436     407     413     395    412      410     318     439     453    405
=============================================================================================================================

Petroleum Products Sales (MB/D)
Gasoline                                          202     190     181     171    186      185     180     173     180    180
Distillates                                       181     199     192     172    186      228     184     207     222    210
Aviation Fuel                                       5       7      14       7      8        6       9      10       8      8
Other                                              40      52      54      53     50       82      67      82      83     79
-----------------------------------------------------------------------------------------------------------------------------
  Total                                           428     448     441     403    430      501     440     472     493    477
=============================================================================================================================


Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)                   2,441   2,540   2,500   2,471  2,488    2,514   2,428   2,436   2,443  2,455
Total Charge Input (MB/D)                       2,641   2,734   2,693   2,659  2,682    2,679   2,631   2,648   2,662  2,656
Crude Oil Capacity Utilization (%)                 94%     97%     96%     95%    95%      96%     93%     94%     94%    94%
Clean Product Yield (%)                            84%     81%     82%     83%    83%      82%     80%     82%     84%    82%
-----------------------------------------------------------------------------------------------------------------------------

Refined Products Production (MB/D)
Gasoline                                        1,202   1,209   1,209   1,186  1,201    1,183   1,152   1,198   1,216  1,188
Distillates                                       773     792     776     745    772      785     727     764     809    771
Aviation Fuel                                     214     188     219     216    209      191     193     186     183    189
Other                                             501     575     531     518    531      496     546     489     477    502
-----------------------------------------------------------------------------------------------------------------------------
  Total                                         2,690   2,764   2,735   2,665  2,713    2,655   2,618   2,637   2,685  2,650
=============================================================================================================================

Petroleum Products Sales (MB/D)
Gasoline                                        1,533   1,571   1,579   1,536  1,555    1,500   1,508   1,539   1,595  1,536
Distillates                                       781     789     772     702    761      798     722     751     784    763
Aviation Fuel                                     169     171     211     200    188      184     200     210     203    199
Other                                             549     545     551     527    542      599     640     635     696    643
-----------------------------------------------------------------------------------------------------------------------------
  Total                                         3,032   3,076   3,113   2,965  3,046    3,081   3,070   3,135   3,278  3,141
=============================================================================================================================
 * Represents 18.75 percent interest in a refinery complex at Karlsruhe, Germany;  16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic; and 47 percent interest in a refinery at Melaka, Malaysia.






                                                                                                                 Page 9 of 11


                                                                             LUKOIL INVESTMENT

                                                              2003                                    2004
                                             --------------------------------------------------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                             --------------------------------------------------------------------------------
LUKOIL Investment
  Net Income ($ Millions)                           -       -       -       -      -        -       -       -      74     74
=============================================================================================================================

Upstream
Production*
Total (MB/D)                                        -       -       -       -      -        -       -       -     150     38
-----------------------------------------------------------------------------------------------------------------------------
 * Represents our estimated net share of LUKOIL's production.

Industry Prices
Crude Oil ($/bbl)
  Urals crude (CIF Medium)                          -       -       -       -      -        -       -       -   38.82  38.82
-----------------------------------------------------------------------------------------------------------------------------

Downstream
Refinery Throughput*
Crude Processed (MB/D)                              -       -       -       -      -        -       -       -      77     19
-----------------------------------------------------------------------------------------------------------------------------
 * Represents our estimated net share of LUKOIL's crude processed.





                                                                                  MIDSTREAM

                                                              2003                                    2004
                                             --------------------------------------------------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                             --------------------------------------------------------------------------------


Midstream Net Income ($ Millions)                  31      25      31      43    130       55      42      38     100    235
=============================================================================================================================

U.S. Equity Affiliate ($ Millions)*                13      23      18      18     72       33      33      26      51    143
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States                                    51      53      50      54     52       54      24      28      23     32
  International                                    47      35      47      50     45       47      33      49      49     45
Equity Affiliates
  United States*                                  114     110     111     110    111      109     112     111     113    111
  International                                     7       7       7       6      7        6       5       6       7      6
-----------------------------------------------------------------------------------------------------------------------------
Total                                             219     205     215     220    215      216     174     194     192    194
=============================================================================================================================
 * Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS).

Natural Gas Liquids Fractionated (MB/D)
United States*                                    168     158     172     168    167      158     144     145     140    147
International                                      59      49      60      62     57       63      43      62      62     58
-----------------------------------------------------------------------------------------------------------------------------
Total                                             227     207     232     230    224      221     187     207     202    205
=============================================================================================================================
 * Excludes DEFS.

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                                  25.59   20.99   20.94   23.14  22.67    25.68   26.42   31.03   34.40  29.38
  DEFS                                          24.53   20.53   20.67   22.76  22.12    24.81   25.61   30.27   33.69  28.60
-----------------------------------------------------------------------------------------------------------------------------
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

Depreciation, Depletion and
  Amortization ($ Millions)                        14      14      13      13     54       13       9      11      10     43
-----------------------------------------------------------------------------------------------------------------------------




                                                                                 CHEMICALS

                                                              2003                                    2004
                                             --------------------------------------------------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                             --------------------------------------------------------------------------------
Chemicals
  Net Income (Loss) ($ Millions)                  (23)     12       7      11      7       39      46      81      83    249
=============================================================================================================================

Industry Margins (Cents/Lb)*
Ethylene industry cash margin                    5.31   12.50    8.00    6.44   8.06     9.38   10.70    8.27   12.22  10.14
HDPE industry contract sales margin              5.28    6.59    7.83   10.16   7.46     9.43    9.21    9.23   11.68   9.89
Styrene industry contract sales margin          10.47   12.57   13.32   13.21  12.39    13.06   13.33   13.73   13.40  13.38
-----------------------------------------------------------------------------------------------------------------------------
* Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.


                                                                                                                Page 10 of 11


                                                                            EMERGING BUSINESSES

                                                              2003                                    2004
                                             --------------------------------------------------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                             --------------------------------------------------------------------------------
Emerging Businesses
  Net Income (Loss) ($ Millions)                  (34)    (23)    (18)    (24)   (99)     (22)    (29)    (27)    (24)  (102)
=============================================================================================================================

Detail of Net Income (Loss) ($ Millions)
Technology Solutions                               (5)     (6)     (5)     (4)   (20)      (4)     (4)     (3)     (7)   (18)
Gas-to-Liquids                                    (20)    (13)     (7)    (10)   (50)      (9)     (7)     (9)     (8)   (33)
Power                                               1      (1)     (3)     (2)    (5)      (4)    (16)     (8)     (3)   (31)
Other                                             (10)     (3)     (3)     (8)   (24)      (5)     (2)     (7)     (6)   (20)
-----------------------------------------------------------------------------------------------------------------------------
Total                                             (34)    (23)    (18)    (24)   (99)     (22)    (29)    (27)    (24)  (102)
=============================================================================================================================





                                                                            CORPORATE AND OTHER

                                                              2003                                    2004
                                             --------------------------------------------------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                             --------------------------------------------------------------------------------
Corporate and Other
  Net Income (Loss) ($ Millions)                 (284)   (225)   (166)   (202)  (877)    (177)   (156)   (214)   (225)  (772)
=============================================================================================================================


Detail of Net Income (Loss) ($ Millions)
Net interest expense*                            (190)   (145)   (134)   (163)  (632)    (113)   (143)   (149)   (109)  (514)
Corporate overhead*                               (30)    (43)    (33)    (67)  (173)     (48)    (52)    (51)    (61)  (212)
Discontinued operations                            53      91      57      36    237       13      62      (5)    (48)    22
Merger-related costs                              (27)   (115)    (41)    (40)  (223)     (14)      -       -       -    (14)
Accounting change                                (112)      -       -       -   (112)       -       -       -       -      -
Other*                                             22     (13)    (15)     32     26      (15)    (23)     (9)     (7)   (54)
-----------------------------------------------------------------------------------------------------------------------------
Total                                            (284)   (225)   (166)   (202)  (877)    (177)   (156)   (214)   (225)  (772)
=============================================================================================================================
* Certain amounts reclassified between these line items in 1st, 2nd, and 3rd quarters of 2004 to conform to 4th quarter 2004 presentation.

Before-Tax Net Interest Expense ($ Millions)
Interest expense                                 (319)   (286)   (290)   (273)(1,168)    (260)   (263)   (222)   (231)  (976)
Capitalized interest                               73      78      98      77    326      115     104     121      90    430
Interest revenue                                   15      17      13      11     56       16      12       8      11     47
Receivables monetization related                   (6)     (6)    (10)     (8)   (30)      (1)     (1)      3       1      2
Premium on early debt retirement                  (12)    (11)      -     (45)   (68)       -       -     (58)      -    (58)
-----------------------------------------------------------------------------------------------------------------------------
                                                 (249)   (208)   (189)   (238)  (884)    (130)   (148)   (148)   (129)  (555)
=============================================================================================================================

Debt
Total Debt ($ Millions)                        21,007  20,254  18,739  17,780 17,780   17,109  15,619  15,486  15,002 15,002
Debt-to-Capital Ratio                              40%     38%     36%     34%    34%      32%     29%     28%     26%    26%
-----------------------------------------------------------------------------------------------------------------------------


                                                                                                                Page 11 of 11